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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 33-48514 on Form S-8 of At Road, Inc. of our report dated February 1, 2002 appearing in this Annual Report on Form 10-K of At Road, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP

San Jose, California
March 22, 2002